Summary Prospectus Supplement

September 30, 2019

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 30, 2019 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated April 30, 2019

Global Concentrated Portfolio

Global Core Portfolio

US Core Portfolio

The following is hereby added as the fourth paragraph of the section of each Summary Prospectus entitled "Principal Investment Strategies":

The Adviser actively integrates sustainability analysis as a part of its bottom up stock selection component of the investment process. Sustainability analysis is inclusive of environmental; social and human capital; and business model, innovation, leadership and governance ("ESG") issues. The Adviser gives particular credence to those ESG issues deemed to be material to a given industry, shown to potentially impact a company's long term stock price performance.

Please retain this supplement for future reference.

  SU-MSIF-32-SUP 09/19